UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 17, 2019 (January 16, 2019)
Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2019, Churchill Downs Incorporated (the “Company”) filed an amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the Commonwealth of Kentucky to effect a three-for-one split (the “Stock Split”) of the shares of the Company’s common stock, no par value (“Common Stock”). Pursuant to the Amendment, which becomes effective at the close of business on January 25, 2019 (the “Effective Date”), the Company’s authorized shares of common stock increase from 50,000,000 to 150,000,000 shares. Shareholder action was not required under the Kentucky Business Corporation Act for the Amendment.

In connection with the Stock Split, at the Effective Date, each issued and unissued share of Common Stock will be changed into three shares of Common Stock. Stock certificates evidencing issued or unissued shares of Common Stock will continue to evidence the same number of shares that such certificates evidenced prior to the Effective Date, and the additional shares will be evidenced in book-entry form, without stock certificates unless a physical certificate is requested by a shareholder, on January 25, 2019 to persons who were as of January 11, 2019 the holders of Common Stock. The Common Stock will begin trading at the split-adjusted price on January 28, 2019.

A copy of the Amendment and the Amended and Restated Articles of Incorporation, reflecting the Amendment, are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Churchill Downs Incorporated effective as of the close of business on January 25, 2019.
3.2	Amended and Restated Articles of Incorporation of Churchill Downs Incorporated effective as of the close of business on January 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

Date: January 17, 2019	By:	/s/ Bradley K. Blackwell
	Name:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary